Exhibit 99.3

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	CAPA MANUFACTURING CORP.	Date Filed:	07/20/2009

Case Number:	09-15758	SIC Code:	339900

Month (or portion) covered by this report:	June 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	July 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☐	☐	☒

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☐	☒

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☐	☐	☒

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☐	☐	☒

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☐	☒

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☐	☒

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☐	☒

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☐	☐	☒

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☐	☒

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☐	☐	☒

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☐	☒

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$0.00

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	$0.00

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)	$0.00

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)	$0.00

(Subtract The Total from Exhibit C from the Total of Exhibit B)
CASH PROFIT FOR THE MONTH	$0.00

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$0.00

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$0.00

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	0

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	0

PROFESSIONAL FEES   ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR
THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15758
CAPA MANUFACTURING CORP.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month June 1, 2009 to June 30, 2009

(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$0.00
Total Disbursements from Payroll Account	(Note 2)	+ $	$0.00
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$0.00

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

June 1, 2009 through June 30, 2009

	Projections	Actual	Variance

Cash Receipts	$2,446,070	$1,931,256	$(514,814)

Cash Disbursements:

Compensation and benefits	718,000	586,721	131,279
Facility costs	190,072	148,444	41,628
Other expenses	316,000	372,918	(56,918)
Vendor payments	1,065,595	1,090,050	(24,455)
Interest expense	125,000	118,568	6,432
Critical vendor payments	182,500	347,638	(165,138)
Bank fees and expenses	75,000	89,561	(14,561)
Chapter 11 expenses	240,000	267,244	(27,244)
Total disbursements	2,912,167	3,021,144	(108,976)
Net Cash Use (2)	$(466,097)	$(1,089,888)	$(623,790)

(1)   Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results. As of June 30, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.

(2)   The greater than 10% variance in cash loss for June 2009 is primarily a function of the timing of specific cash transactions.  Through May 31, 2009, the debtors were ahead of their cash operating projections by approximaely $2.7 million.  After the impact of this month’s negative cash variance of $621,615, the debtors remained ahead of their cash operating projection by an amount in excess of $2.0 million since the inception of their filings.

Prior to June 1, 2009, the debtors had received cash receipts ahead of projection, which had a negative impact on June, 2009 activity.

Other expenses were higher in June 2009 than projections due to the debtors needing to pay for corporate insurance costs at a faster pace than originally predicted, due to the loss of premium financing with its carrier.  Replacement financing was obtained, albeit it at less favorable terms than the original financing.  All insurance remained in full force, as the financing did not impact the actual insurance coverage of the debtors.

Reorganization costs related to Critical vendor payments, Bank fees and expenses and Chapter 11 costs were all higher in June, 2009 than original projected.  In all instances, this occurred due to the delay in payments from the debtors’ original projections.  The debtors have negotiated more favorable terms with its critical vendors than originally anticipated, and have been able to pay their professional fees, as well as their lender’s legal costs, more in arrears than originally anticipated.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended June 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$1,016,420	$1,503,113	$262,676	$—	$2,782,209

COST OF REVENUE	700,311	964,770	101,800	—	1,766,881

GROSS PROFIT	316,109	538,343	160,876	—	1,015,328

OPERATING EXPENSES
Selling, general and administrative expenses	332,956	266,146	262,100	—	861,201
Research and development expenses	42,098	—	—	—	42,098

Total operating expenses	375,054	266,146	262,100	—	903,300

OPERATING INCOME/(LOSS)	(58,945)	272,197	(101,224)	—	112,028

INTEREST AND OTHER (EXPENSE), NET	(97,091)	(1,775)	—	—	(98,866)

INCOME/(LOSS) BEFORE INCOME TAXES	(156,036)	270,423	(101,224)	—	13,162

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(156,036)	$270,423	$(101,224)	$—	$13,162

*   Income tax (expense) benefit for June 2009 is pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of June 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$73,480	$—	$—	$—	$73,480
Accounts receivable - trade, net	2,064,306	1,638,266	630,606	—	4,333,179
Inventories, net	1,473,916	2,406,551	—	—	3,880,467
Income taxes receivable *	—	—	—	—	0
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	787,846	211,036	81,039	—	1,079,922
Total current assets	4,399,549	4,255,853	2,953,646	—	11,609,047

PROPERTY, PLANT AND EQUIPMENT, NET	308,303	5,617,330	—	—	5,925,634

OTHER ASSETS
Intangible assets, net	221,514	35,594	—	—	257,108
Receivable from subsidiary	7,479,218	—	—	—	7,479,218
Other	47,971	—	—	—	47,971
Total other assets	7,748,702	35,594	—	—	7,784,296

TOTAL ASSETS	$12,456,554	$9,908,777	$2,953,646	$—	$25,318,978

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$10,262,540	$—	$—	$—	$10,262,540
Accounts payable	1,824,555	1,580,508	1,605,691	—	5,010,754
Accrued expenses	1,541,188	612,467	929,869	—	3,083,524
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	48,280	—	—	17,151,572
Total current liabilities	30,731,574	2,314,019	2,535,560	—	35,581,153

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	252,603	—	—	252,603
Payable to parent company	—	7,061,132	418,086	—	7,479,218
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,594,759	418,086	—	8,119,045

TOTAL LIABILITIES	30,837,774	9,908,777	2,953,646	—	43,700,197

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	0
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(45,685,386)	—	—	—	(45,685,386)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(18,381,220)	—	—	—	(18,381,220)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$12,456,554	$9,908,777	$2,953,646	$—	$25,318,978

*   Income taxes as of June 30, 2009 are pending.